Annuity Investors Life Insurance Company
P.O. Box 5423
Cincinnati OH 45201-5423
March 15, 2010
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955
Form N-30B-2: Period Ended December 31, 2009
Ladies and Gentlemen:
We have transmitted to contract owners the annual reports for the period ended December 31, 2009 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.
Annuity Investors Life Insurance Company understands that the listed investment companies have filed their annual reports with the Commission under separate cover.
If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,
/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971
Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

1940 Act Number

AIM Variable Insurance Funds	811-07452
• AIM V.I. Capital Development Fund—Series I Shares
• AIM V.I. Core Equity Fund—Series I Shares
• AIM V.I. Financial Services Fund—Series I Shares
• AIM V.I. Global Health Care Fund—Series I Shares
• AIM V.I. High Yield Fund—Series I Shares
• AIM V.I. Small Cap Equity Fund—Series I Shares

American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares
• American Century VP VistaSM Fund—Class I Shares

Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio

Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio

Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares
• Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Developing Leaders Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Money Market Portfolio

DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A

Financial Investors Variable Insurance Trust	811-21987
• Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares

Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign Securities Fund—Class 2 Shares

Janus Aspen Series	811-07736
• Janus Aspen Balanced Portfolio—Institutional Shares
• Janus Aspen Enterprise Portfolio—Institutional Shares
• Janus Aspen Forty Portfolio—Institutional Shares
• Janus Aspen Janus Portfolio—Institutional Shares
• Janus Aspen Overseas Portfolio—Institutional Shares

Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Balanced Fund/VA—Initial Shares
• Oppenheimer Capital Appreciation Fund/VA-Initial Shares
• Oppenheimer Main Street Fund®/VA—Initial Shares

1940 Act Number

PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT Real Return Portfolios—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class

Van Kampen—The Universal Institutional Funds, Inc.	811-07607
• Van Kampen UIF Core Plus Fixed Income Portfolio—Class I
• Van Kampen UIF Mid Cap Growth Portfolio—Class I
• Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I
• Van Kampen UIF U.S. Real Estate Portfolio—Class I
• Van Kampen UIF Value Portfolio—Class I

Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 Moderate Fund
• Wilshire 2025 Moderate Fund
• Wilshire 2035 Moderate Fund

AIM Variable Insurance Funds	811-07452
• AIM V.I. Dynamics Fund—Series I Shares (closed)

Janus Aspen Series	811-07736
• Janus Aspen Worldwide Growth Portfolio—Institutional Shares (closed)

Timothy Plan	811-08228
• The Timothy Plan Conservative Growth Variable Series (closed)
• The Timothy Plan Strategic Growth Variable Series (closed)